SYNOVUS®

FOURTH QUARTER RESULTS

January 21, 2014

Forward-looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the commercial banking industry and economy in general. These forward-looking statements include, among others, (1) our expectations on credit trends and key credit metrics, including credit costs, future NPL inflows, and overall NPL levels; (2) expectations on future loan growth; (3) expectations on net interest margin; (4) expectations on mortgage banking income and other non-interest income; (5) expectations regarding adjusted non-interest expense levels and the impact of our ongoing efficiency initiatives and further cost savings; (6) the expected impact of Basel III on our capital ratios; (7) expectations regarding future growth; and (8) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2012 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: net income available to common shareholders excluding litigation loss contingency expense and restructuring charges; pre-tax, pre-credit costs income; the ratio of pre-tax, pre-credit costs income to risk weighted assets; non-interest income excluding net investment securities gains; adjusted non-interest expense, net sequential quarter loan growth (decline), core deposits, core deposits excluding time deposits, the Tier 1 common equity ratio; the estimated Tier 1 common equity ratio under final Basel III rules; and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are net income available to common shareholders; income before income taxes; the ratio of net income (loss) to average total assets, total non-interest income, total non-interest expense, net sequential quarter total loan growth (decline); total deposits; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. Net income available to common shareholders excluding litigation loss contingency expense and restructuring charges, pre-tax, pre-credit costs income and pre-tax, pre-credit costs income to risk weighted assets are measures used by management to evaluate core operating results exclusive of credit costs as well as certain adjusted income/expenses such as litigation loss contingency expense and restructuring charges. Non-interest income excluding net investment securities gains is a measure used by management to evaluate non-interest income exclusive of net investment securities gains. Adjusted non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Net sequential quarter loan growth (decline) is a measure used by management to evaluate organic loan growth. Core deposits and core deposits excluding time deposits are measures used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. The Tier 1 common equity ratio, the estimated Tier 1 common ratio under final Basel III rules, and the tangible common equity to tangible assets ratio are used by management to assess the strength of our capital position. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

4Q13 Highlights

- Net income available to common shareholders of $35.8 million or $0.04 per diluted common share
- 4Q13 net income available to common shareholders excluding litigation loss contingency expense and restructuring charges[1] of $44.3 million or $0.05 per diluted common share
- 4Q13 pre-tax, pre-credit costs income[1] of $96.3 million, an increase of $868 thousand from 3Q13
- Total loans grew $346.2 million sequentially or 7.0% annualized
- Continued broad-based improvement in credit quality
  - NPL ratio declined to 2.08% from 2.29% in 3Q13
  - NPL inflows decreased to $41.2 million, a decline of $6.3 million or 13.2% from 3Q13

(in thousands, except per share data)	4Q13	3Q13	4Q12
Net interest income	$204,331	$203,970	$207,456
Non-interest income excluding securities gains, net [1]	59,808	62,454	71,884
Adjusted non-interest expense [1]	167,884	171,038	171,384
Pre-tax, pre-credit costs income [1]	96,255	95,386	107,956
Investment securities gains, net	373	1,124	8,233
Credit costs[2]	22,349	22,364	185,762
Litigation loss contingency expense[3]	10,000	-	-
Restructuring charges	3,770	687	1,969
Visa indemnification charges	799	-	757
Income before taxes	59,710	73,459	(72,299)
Income tax expense (benefit)	21,131	27,765	(796,339)[4]
Dividends and accretion of discount on preferred stock	2,730	8,506	14,736
Net income available to common shareholders	$35,849	$37,188	$709,304
Diluted net income per common share	$0.04	$0.04	$0.78
Average diluted common shares outstanding	975,933	959,680	911,251

(1) Non-GAAP financial measure; see appendix
(2) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of foreclosed real estate expense, net.
(3) Consists of loss contingency accruals with respect to outstanding legal matters. Amounts for periods prior to the three months ended December 31, 2013 are not disclosed separately as amounts are not material.
(4) 4Q12 earnings reflect an $800 million income tax benefit from deferred tax asset recapture

Total loans grew $346.2 million or 7.0%(1) sequentially


Total Loans
(dollars in billions)
$19.54
$9.56
$3.49
$6.49
$19.71
$9.72
$3.56
$6.43
$20.06
$9.99
$3.64
$6.43
49%
18%
33%
50%
18%
32%
4Q12
3Q13
4Q13
CRE
Retail
C&I


4Q13 Loan Growth
(dollars in millions)
Retail
$75.6
8.4%(1)
CRE
$2.0
0.1%(1)
C&I
$272.5
11.1%(1)

(in millions)	4Q12	3Q13	4Q13
Sequential quarter reported total loan growth:	($190.2)	$103.3	$346.2
Sequential quarter net loan growth(2):	$345.4	$174.0	$425.5

(1) Annualized
(2) Excluding the impact of transfers to loans held for sale, charge-offs, and foreclosures. Non-GAAP financial measure; see appendix.

Expect 4-5% annual loan growth in 2014

- Lending engine gaining momentum
- Expanding relationships through partnerships between local bankers and large corporate groups
- Pipelines remain solid
- Expect 4-5% annual loan growth in 2014
  - Economic outlook in our footprint is now more favorable for loan growth
  - 1Q14 growth expected to moderate from 4Q13 levels due to seasonality and the sale of Memphis branches completed in January 2014



Quarterly Reported Loan Growth (Decline) Trend
(in millions)
$350
$0
($200)
($190)*
($174)
$240
$103
$346
4Q12
1Q13
2Q13
3Q13
4Q13

* includes distressed loan sales of approximately $475 million

Core deposits[1] grew moderately


(in billions)
Core Deposits(1)
$21
$14
$7
$0
$19.96
$3.58
$4.58
$6.14
$5.66
18%
82%
$19.70
$3.57
$4.65
$6.12
$5.36
$19.78
$3.50
$4.57
$6.07
$5.64
18%
82%
4Q12
3Q13
4Q13
Non-interest Bearing
Money Market
NOW/Savings
Time

- Core deposits[1] grew $84.1 million or 1.7% annualized from 3Q13
- Core deposits excluding time deposits[2] increased $155.7 million or 3.8% annualized vs. 3Q13
- Total deposits of $20.88 billion declined $97.1 million or 1.8% annualized vs. 3Q13 primarily due to a $181.2 million decrease in brokered deposits

[1] Core deposits represent total deposits less brokered deposits. Non-GAAP financial measure; see appendix.
[2] Non-GAAP financial measure; see appendix.

Stable net interest income while net interest margin declines 2 bps as expected

(dollars in millions)



$207.5
3.45%
$204.0
3.40%
$204.3
3.38%
4Q12
3Q13
4Q13
Net Interest Income
Net Interest Margin

- Net interest income increased $360 thousand vs. 3Q13
- NIM of 3.38% compared to 3.40% in 3Q13
  - Yield on earning assets of 3.85%, down 4 bps from 3Q13
  - Effective cost of funds of 47 bps, down 2 bps from 3Q13
- Expect slight downward pressure on NIM during 2014
  - Would expect to benefit from potential rate increases

Non-interest income down from 3Q13 due to decline in mortgage revenue and losses on private equity investments

- 4Q13 non-interest income excluding securities gains, net(1) was $59.8 million, a $2.6 million decrease from 3Q13
  - Decline driven by $2.4 million decrease in mortgage banking income and private equity investment losses of $2.1 million
    - 4Q13 mortgage revenue impacted by decline in refinancing volume and seasonality
  - Core banking fees(2) of $32.1 million compared to $32.0 million in 3Q13
  - FMS revenues of $19.5 million increased $1.6 million vs. 3Q13 driven by increases in fees from customer interest rate swaps and trust services
- Expect mortgage revenue during 2014 to be relatively stable to increasing from 4Q13 run rate as continued benefits from strategic talent additions and growth in purchase originations offset declines in refinancing volume

(1) Non-GAAP financial measure; see appendix
(2) Include service charges on deposit accounts, bankcard fees, letter of credit fees, gains (losses) on SBA sales, line of credit non-usage fees, and miscellaneous other service charges

Adjusted non-interest expense[1] declined $3.2 million vs. 3Q13 and $21.8 million or 3.1% for the year



(dollars in millions)
$213.3
$171.4
$182.3
$163.8
$181.2
$167.8
$187.3
$171.0
$190.7
$167.9
4Q12
1Q13
2Q13
3Q13
4Q13
Total Non-interest Expense
Adjusted Non-interest Expense (1)

	4Q12	1Q13	2Q13	3Q13	4Q13
Headcount:	**4,963**	**4,794**	**4,753**	**4,725**	**4,696**

- Adjusted 4Q13 non-interest expense[1] for 4Q13 was $167.9 million, down $3.2 million or 1.8% vs. 3Q13
  - Experienced declines in almost every expense category
- Adjusted non-interest expense[1] for the year was $670.5 million, down $21.8 million or 3.1% compared to prior year, driven by benefit from efficiency initiatives as headcount declined 5.4%
  - Completed full implementation of $30 million expense reduction initiative announced January 2013
- 2014 outlook[2]
  - New expense savings initiatives of approximately $30 million are expected to be implemented during 2014; additional efforts ongoing
  - Will continue to increase investments in talent, technology, and marketing

(1) Excluding litigation loss contingency expense in 4Q13, Visa indemnification charges, restructuring charges, and credit costs. Non-GAAP financial measure; see appendix.
(2) 2014 outlook refers to adjusted non-interest expense

Continued broad-based improvement in credit quality

(in millions)



Credit Costs(1)
$190
$127
$63
$0
(2)
1Q11
1Q12
1Q13
4Q13



Net Charge-offs(3)
$195
$130
$65
$0
(4)
1Q11
1Q12
1Q13
4Q13



NPL Inflows
$310
$207
$103
$0
(5)
1Q11
1Q12
1Q13
4Q13



Total NPLs(6)
$895
$597
$298
$0
1Q11
1Q12
1Q13
4Q13

(1) Consist of provision for loan losses plus other credit costs. Other credit costs consist primarily of foreclosed real estate expense, net.
(2) Includes approximately $157 million from sales of distressed assets in 4Q12
(3) As a % of average loans, annualized
(4) Includes approximately $164 million from distressed loan sales in 4Q12
(5) Includes addition of one larger credit relationship in 4Q12. Substantially all of this relationship was previously classified as substandard accruing.
(6) Excludes impaired loans held-for-sale

Credit costs and net charge-offs down significantly from prior year


(dollars in millions)
Credit Costs[1]
$190
$95
$0
$177
$158
$143
$91
$91
$70
$86
$186[3]
$49
$24
$22
$22
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
Provision for Loan Losses
Other Credit Costs
Net Charge-offs[2]
3.12% $167
3.22% $167
2.72% $138
2.26% $114
1.90% $95
1.99% $99
1.97% $96
3.94%[4] $193
1.18% $57
0.61% $30
0.47% $23
0.51% $25
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

(1) Consist of provision for loan losses plus other credit costs. Other credit costs consist primarily of foreclosed real estate expense, net.
(2) As a % of average loans, annualized
(3) Includes approximately $157 million from sales of distressed assets in 4Q12
(4) Includes approximately $164 million from distressed loan sales in 4Q12

NPL inflows and NPLs continued to decline in 2013; expect further improvement in 2014

(dollars in millions)


NPL Inflows
$310
$155
$0
$307
$231
$222
$189
$140
$124
$115
$263(1)
$84
$67
$47
$41
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13


Total NPLs(2)
$895
4.27%
$885
4.32%
$872
4.34%
$883
4.40%
$836
4.21%
$755
3.84%
$700
3.55%
$543
2.78%
$513
2.65%
$483
2.47%
$451
2.29%
$416
2.08%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

(1) 4Q12 NPL inflows include addition of one larger credit relationship. Substantially all of this relationship was previously classified as substandard accruing.
(2) Excludes impaired loans held-for-sale

Strong capital ratios

	4Q12	3Q13	4Q13
Tier 1 common equity ratio[1]	8.72%	9.93	**9.93** [2]
Tier 1 capital ratio	13.24	10.55	**10.54** [2]
Total risk-based capital ratio	16.18	13.04	**13.00** [2]
Leverage ratio	11.00	8.96	**9.13**
Tangible common equity ratio[1]	9.66%	10.61	**10.68**

- 4Q13 Tier 1 common equity ratio under Basel III estimated at 9.72%[1][2][3]

(dollars in millions)	4Q12	3Q13	4Q13
Disallowed deferred tax asset	$710.5	647.8	**618.5**
As a % of risk-weighted assets	3.32%	2.98	**2.77**

(1) Non-GAAP financial measure; see appendix
(2) Preliminary
(3) Basel III impact is based on management's interpretation of the regulation and is subject to change.

APPENDIX

Non-interest Income

(dollars in thousands)	4Q13	3Q13	4Q12	4Q13 vs. 3Q13 % Change	4Q13 vs. 4Q12 % Change
Service charges on deposit accounts	$19,647	$19,426	$20,883	1.1%	(5.9%)
Fiduciary and asset management fees	10,978	10,389	10,537	5.7%	4.2%
Brokerage revenue	6,307	6,636	7,127	(5.0%)	(11.5%)
Mortgage banking income	2,913	5,314	9,025	(45.2%)	(67.7%)
Bankcard fees	7,979	7,760	10,137	2.8%	(21.3%)
Investment securities gains, net	373	1,124	8,233	(66.8%)	(95.5%)
Other fee income	6,106	5,199	6,211	17.4%	(1.7%)
Private equity investments (losses) gains	(2,108)	284	1,805	nm	nm
Other non-interest income	7,986	7,446	6,159	7.3%	29.7%
Total non-interest income	**$60,181**	**$63,578**	**$80,117**	**(5.3%)**	**(24.9%)**
Non-interest income excluding investment securities gains, net*	**$59,808**	**$62,454**	**$71,884**	**(4.2%)**	**(16.8%)**

nm - not meaningful

* Non-GAAP financial measure; see appendix

Non-interest Expense

(dollars in thousands)	4Q13	3Q13	4Q12	4Q13 vs. 3Q13 % Change	4Q13 vs. 4Q12 % Change
Salaries and other personnel expense	$91,962	$92,794	$94,901	(0.9%)	(3.1%)
Net occupancy and equipment expense	26,314	26,475	26,063	(0.6%)	1.0%
FDIC insurance and other regulatory fees	8,699	7,639	8,237	13.9%	5.6%
Foreclosed real estate expense, net	5,064	10,359	34,978	(51.1%)	(85.5%)
Other credit costs	3,221	5,244	4,258	(38.6%)	(24.4%)
Professional fees	9,854	11,410	12,037	(13.6%)	(18.1%)
Third-party services	9,689	10,151	9,540	(4.6%)	1.6%
Restructuring charges	3,770	687	1,969	448.8%	91.5%
Visa indemnification charges	799	-	757	nm	nm
Litigation loss contingency expense	10,000	-	-	nm	nm
Other operating expenses	21,366	22,569	20,606	(5.3%)	3.7%
Total non-interest expense	**$190,738**	**$187,328**	**$213,346**	**1.8%**	**(10.6%)**
Adjusted non-interest expense*	**$167,884**	**$171,038**	**$171,384**	**(1.8%)**	**(2.0%)**

nm - not meaningful

*Excluding litigation loss contingency expense in 4Q13, Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure; see appendix.

Pre-tax, Pre-credit Costs Income

(dollars in millions)


$111.5
$108.0
$100.7
$98.0
$95.4
$96.3
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

4Q13 vs. 3Q13 Key Drivers
(in millions)
-net interest income ↑$0.3
-adjusted non-interest income (1) ↓ $2.6
-adjusted non-interest expense(1) ↓ $3.2

	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
Income (loss) before income taxes	$31	($73)	$47	$73	$73	$60
Add: Provision for losses on loans	64	147	36	13	7	14
Add: Other credit costs(2)	22	39	13	11	15	8
Add: Restructuring charges	1	2	5	2	1	4
Add: Visa indemnification charges	1	1	-	-	-	1
Add: Litigation loss contingency expense	-	-	-	-	-	10
Subtract: Investment securities gains, net	(7)	(8)	-	(1)	(1)	-
Pre-tax, pre-credit costs income (1)	**$112**	**$108**	**$101**	**$98**	**$95**	**$96**
Pre-tax, pre-credit costs income/risk-weighted assets (RWA) (1)(3)	**2.1%**	**2.0%**	**1.9%**	**1.8%**	**1.8%**	**1.7%** (4)

(1) Non-GAAP financial measure; see appendix.
(2) Other credit costs consist primarily of foreclosed real estate expense, net.
(3) Annualized
(4) Preliminary

Distressed Asset Dispositions


(dollars in millions)
$600
$450
$300
$150
$0
$192
$195
$169
$147
$135
$128
$110
$545
$61
$67
$56
$68
45%
45%
37%
39%
42%
35%
43%
45%
46%
46%
33%
49%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
Book Balance of Dispositions
Realization Rate as % of Unpaid Principal Balance at Default

Performing TDRs

(dollars in millions)

Composition of 4Q13 Performing TDRs


Risk Categories:
Pass
21%
$115
Substandard
51%
$288
Special Mention
28%
$153


Loan Types:
Retail
10%
Inv. Prop.
26%
C&I
32%
Resi. Prop.
19%
Land
13%


Accruing TDR Trends
$700
$525
$350
$175
$0
$673
$624
$635
$574
$556
4Q12
1Q13
2Q13
3Q13
4Q13

- Over 98% of performing TDRs are paid current; 90-day past due TDRs are less than $500 thousand
- 49% of performing TDRs are rated better than substandard
- Most TDR designations are due to interest rate concessions
- 68% of performing TDRs are not residential or land-related

Pass rated loans increased $565.4 million or 3.2% from 3Q13 and $1.30 billion or 7.7% from 4Q12



(dollars in millions)
Loan Portfolio by Risk Grade
$20,000
$15,000
$10,000
$5,000
$0
$ 19,542
543
673
1,377
16,949
13%
87%
$ 19,712
451
596
982
17,683
10%
90%
$ 20,058
416
542
851
18,248
9%
91%
4Q12
3Q13
4Q13
Pass
Special Mention
Accruing Substandard
Non-Performing*

* Excludes impaired loans held-for-sale

Special Mention Loans (Criticized)


(dollars in millions)
$2,528
$2,334
$2,095
$2,089
$1,966
$1,652
$1,493
$1,377
$1,271
$1,044
$982
$851
Down 38% from 4Q12
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

Substandard Accruing Loans



(dollars in millions)
$1,400
$1,050
$700
$350
$0
$1,176
$810
$366
$1,065
$710
$355
$1,067
$686
$381
$965
$621
$344
$673
$392
$281
$657
$396
$261
$610
$340
$270
$596
$307
$289
$542
$254
$289
19% decline from 4Q12
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
Other Substandard Accruing Loans
Substandard Accruing TDRs



Composition of 4Q13 Substandard Accruing Loans
19%
18%
7%
3%
53%
Investment Properties
C&I
Retail
Land
Residential

NPL Inflows by Portfolio Type

(in millions)	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
Investment properties	$14	$36	$35	$79	$12	$13	$7	**$4**
Residential properties/ land-related	67	35	36	144	28	24	9	**8**
Commercial and industrial	39	34	26	27	22	16	19	**20**
Retail	20	19	18	13	22	14	12	**9**
Total	**$140**	**$124**	**$115**	**$263**	**$84**	**$67**	**$47**	**$41**

Loan Loss Reserve Coverage Trends



(dollars in millions)
3.23%
$678
3.08%
$631
2.96%
$595
2.67%
$536
2.56%
$508
2.30%
$453
2.13%
$420
1.91%
$373
1.82%
$352
1.71%
$335
1.62%
$319
1.53%
$308
176.08%
161.55%
145.12%
124.04%
128.32%
136.94%
131.56%
93.58%
97.75%
91.76%
91.84%
95.43%
75.74%
71.33%
68.27%
60.76%
60.74%
60.03%
60.04%
68.72%
68.54%
69.27%
70.66%
73.88%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
Loan Loss Reserve
LLR to NPLs
LLR to NPLs (excluding NPLs for which the expected loss has been charged off)

Past Dues by Portfolio Type

(dollars in millions)	30-Days + Past Due		Outstanding Balance
	3Q13	4Q13	4Q13
Investment properties	0.11	0.08	$4,567
1-4 family construction	0.20	0.57	142
1-4 family investment mortgage	0.55	0.61	836
Residential development	0.80	0.46	185
1-4 family properties	**0.55**	**0.58**	**1,163**
Land for future development	0.24	0.20	708
Total CRE	**0.21**	**0.18**	**6,438**
Commercial and industrial	0.38	0.31	10,001
Retail	0.80	0.82	3,648
Total*	**0.40**	**0.36**	**$20,087**

*Excludes unearned income of $28.9 million

Net Charge-offs* by Type

(dollars in millions)	1Q13		2Q13		3Q13		4Q13	
Investment properties	$13	1.18%	$10	0.92%	$4	0.33%	$4	0.34%
1-4 family properties	3	0.95	7	2.35	3	1.07	4	1.42
Land for future development	17	8.60	5	2.86	-	-	-	-
Total CRE	**33**	**2.05**	**23**	**1.42**	**7**	**0.42**	**8**	**0.49**
Commercial and industrial	14	0.62	-	-	12	0.47	12	0.49
Retail	10	1.15	7	0.82	4	0.52	5	0.54
Total net charge-offs*	**$57**	**1.18%**	**$30**	**0.61%**	**$23**	**0.47**	**$25**	**0.51**

* As a % of average loans, annualized

Improvement in Concentrations

(dollars in millions)	4Q08		4Q09		4Q10		4Q11		4Q12		4Q13	
Investment properties	$5,523	19.8%	$5,897	23.2%	$5,059	23.4%	$4,557	22.7%	$4,376	22.3%	$4,567	22.8%
1-4 family properties	5,177	18.5	3,316	13.1	2,103	9.8	1,618	8.1	1,279	6.5	1,163	5.8
Land acquisition	1,620	5.8	1,529	6.0	1,218	5.6	1,095	5.4	794	4.1	708	3.5
Total CRE	**$12,320**	**44.1%**	**$10,742**	**42.3%**	**$8,380**	**38.8%**	**$7,270**	**36.2%**	**$6,449**	**32.9%**	**$6,438**	**32.1%**
C&I	11,394	40.8	10,637	41.9	9,494	44.0	9,242	46.0	9,618	49.2	10,001	49.8
Retail	4,244	15.1	4,023	15.8	3,722	17.2	3,579	17.8	3,495	17.9	3,648	18.1
Total*	**$27,958**	**100.0%**	**$25,402**	**100.0%**	**$21,596**	**100.0%**	**$20,091**	**100.0%**	**$19,562**	**100.0%**	**$20,087**	**100.0%**

*Total loans exclude unearned income, which is not displayed on this table.

Non-GAAP Financial Measures

The following tables illustrate the method of reconciling the non-GAAP financial measures used in this slide presentation.

	4Q13
Net income available to common shareholders	$35,849
Add: Litigation loss contingency expense (after-tax)	6,110
Add: Restructuring charges (after-tax)	2,303
Diluted net income per common share excluding litigation loss contingency expense and restructuring charges	**$44,262**
Weighted average common shares outstanding, diluted	975,933
Net income available to common shareholders excluding litigation loss contingency expense and restructuring charges	**$0.05**

(dollars in millions)	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
Total risk-weighted assets	$21,230	$21,146	$21,443	$21,388	$21,235	$21,542	$21,736	$22,313[3]
Income (loss) before taxes	$36	$38	$31	($73)	$47	$73	$73	$60
Add: Provision for losses on loans	66	44	64	147	36	13	7	14
Add: Other credit costs[1]	25	26	22	39	13	11	15	8
Add: Restructuring charges	1	1	1	2	5	2	1	4
Add: Visa indemnification charges	3	2	1	1	-	-	-	1
Add: Litigation loss contingency expense	-	-	-	-	-	-	-	10
Subtract: Investment securities gains, net	(20)	(4)	(7)	(8)	-	(1)	(1)	-
Pre-tax, pre-credit costs income	**$111**	**$107**	**$112**	**$108**	**$101**	**$98**	**$95**	**$96**
Pre-tax, pre-credit costs income/ RWA[2]	**2.1%**	**2.0%**	**2.1%**	**2.0%**	**1.9%**	**1.8%**	**1.8%**	**1.7%[3]**

(1) Other credit costs consist primarily of foreclosed real expense, net .
(2) Annualized
(3) Preliminary

Non-GAAP Financial Measures, continued

(in millions)	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
Total non-interest income	$84	$76	$73	$80	$65	$65	$63	$60
Subtract: Investment securities gains, net	(20)	(4)	(7)	(8)	-	(1)	(1)	-
Non-interest income excluding investment securities gains, net	**$64**	**$72**	**$66**	**$72**	**$65**	**$64**	**$62**	**$60**

(in millions)	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
Total non-interest expense	$203	$208	$191	$213	$182	$181	$187	$191
Other credit costs(1)	(25)	(26)	(22)	(39)	(13)	(11)	(15)	(8)
Restructuring charges	(1)	(1)	(1)	(2)	(5)	(2)	(1)	(4)
Visa indemnification charges	(3)	(2)	(1)	(1)	-	-	-	(1)
Litigation loss contingency expense(2)	-	-	-	-	-	-	-	($10)
Adjusted non-interest expense	**$174**	**$179**	**$167**	**$171**	**$164**	**$168**	**$171**	**$168**

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
Sequential quarter (decline) increase in total loans	($236)	($164)	$52	($190)	($174)	$240	$103	$346
Transfers to other loans held for sale	97	110	71	478	46	36	30	47
Foreclosures	48	30	43	34	30	22	23	13
Charge-offs excluding transfers to other loans held for sale	66	53	74	23	46	16	18	20
Net sequential quarter loan growth (decline)	**($25)**	**$29**	**$240**	**$345**	**($52)**	**$314**	**$174**	**$426**

(1) Other credit costs consist primarily of foreclosed real estate expense, net.
(2) Consists of loss contingency accruals with respect to outstanding legal matters. Amounts for periods prior to the three months ended December 31, 2013 are not disclosed separately as amounts are not material.

Non-GAAP Financial Measures, continued

(dollars in millions)	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
Total deposits	$22,138	$21,565	$20,847	$21,057	$20,561	$20,711	$20,974	$20,877
Brokered deposits	(1,407)	(1,149)	(920)	(1,093)	(1,333)	(1,338)	(1,275)	(1,094)
Core deposits	**$20,731**	**$20,416**	**$19,927**	**$19,964**	**$19,228**	**$19,373**	**$19,699**	**$19,783**
Time deposits	(4,302)	(4,098)	(3,771)	(3,583)	(3,482)	(3,378)	(3,570)	(3,498)
Core deposits excluding time deposits	**$16,429**	**$16,318**	**$16,156**	**$16,381**	**$15,746**	**$15,995**	**$16,129**	**$16,285**

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
Total shareholders' equity	$2,822	$2,853	$2,876	$3,569	$3,578	$3,568	$2,932	$2,949
Add/Subtract: Accumulated other comprehensive loss (income)	2	(7)	(16)	(4)	(3)	33	30	41
Subtract: Goodwill	(24)	(24)	(24)	(24)	(24)	(24)	(24)	(24)
Subtract: Other intangible assets, net	(8)	(7)	(6)	(5)	(5)	(4)	(4)	(3)
Subtract: Disallowed deferred tax assets	-	-	-	(710)	(687)	(675)	(648)	(619)
Add: Other items	8	7	6	6	7	7	6	8
Subtract: Series C Preferred Stock	-	-	-	-	-	-	(125)	(126)
Subtract: Series A Preferred Stock	(950)	(952)	(955)	(957)	(960)	(963)	-	-
Subtract: Qualified trust preferred securities	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)
Tier 1 common equity	1,840	1,860	1,871	1,865	1,896	1,932	2,157	2,216
Risk weighted assets	21,230	21,146	21,443	21,388	21,235	21,542	21,736	22,313 *
Tier 1 common equity ratio	**8.67%**	**8.80%**	**8.73%**	**8.72%**	**8.93%**	**8.97%**	**9.92%**	**9.93% ***

*Preliminary

Non-GAAP Financial Measures, continued

(dollars in millions)	4Q13
Tier 1 common equity (Basel I)	$2,216
Add: Adjustment related to capital components	50 *
Estimated Tier 1 common equity under final Base III rules without AOCI	2,266 *
Estimated risk-weighted assets under the final Basel III rules	23,301 *
Estimated Tier 1 common equity ratio under final Base III rules	**9.72% ***

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
Total assets	$27,065	$26,294	$25,764	$26,760	$26,213	$26,563	$26,218	$26,201
Subtract: Goodwill	(24)	(24)	(24)	(24)	(24)	(24)	(24)	(24)
Subtract: Other intangible assets, net	(8)	(7)	(6)	(5)	(5)	(4)	(4)	(3)
Tangible assets	$27,033	$26,263	$25,734	$26,731	$26,184	$26,535	$26,190	$26,174
Total shareholders' equity	$2,822	$2,853	$2,876	$3,569	$3,578	$3,568	$2,931	$2,948
Subtract: Goodwill	(24)	(24)	(24)	(24)	(24)	(24)	(24)	(24)
Subtract: Other intangible assets, net	(8)	(7)	(6)	(5)	(5)	(4)	(4)	(3)
Subtract: Series C Preferred Stock	-	-	-	-	-	-	(125)	(126)
Subtract: Series A Preferred Stock	(950)	(952)	(955)	(957)	(960)	(963)	-	-
Tangible common equity	$1,840	$1,870	$1,891	$2,583	$2,589	$2,577	$2,778	$2,795
Tangible common equity to tangible assets ratio	**6.81%**	**7.12%**	**7.35%**	**9.66%**	**9.89%**	**9.71%**	**10.61%**	**10.68%**